Exhibit 99.1

FOR IMMEDIATE RELEASE

SANUWAVE HEALTH REPORTS SECOND QUARTER FINANCIAL RESULTS

AND PROVIDES A BUSINESS UPDATE

ALPHARETTA, GA, August 6, 2014 – SANUWAVE Health, Inc. (OTCQB: SNWV) today reported financial results for the three and six months ended June 30, 2014 and provided a business update. The Company will host a conference call on Thursday, August 7, 2014, at 11:00 a.m. Eastern Time.

Highlights of the second quarter and recent weeks include:

●

Achieved the minimum required 90 patients in the Phase III supplemental clinical trial using dermaPACE® for treating diabetic foot ulcers as reported on April 30, 2014. The 90 patients have now completed the 12 week efficacy assessment period which is an important milestone. The Company anticipates having the feedback from the independent Data Monitoring Committee regarding the initial efficacy analysis of these first 90 patients in September 2014.

●

Signed a strategic agreement with Premier Shockwave, Inc. to manage the Company's OssaTron® devices which are FDA approved for the treatment of multiple orthopedic conditions that have failed to respond to conservative treatment.

●

Received a patent issued by the U.S. Patent and Trademark Office related to the use of shock waves for stimulation of proliferation inside the body of donor stem cells. The proliferated donor stem cells are then harvested for further laboratory proliferation to create transplant cells. In another step, shock waves are used to pre-treat the targeted location for tissue regeneration, to stimulate blood vessel formation and thus increase survival rate for transplanted stem cells. Furthermore, the methods of this patent include the application of shock waves after stem cell transplantation in the recipient area to accelerate and enhance tissue reconstruction.

“We achieved a significant milestone for SANUWAVE in the second quarter with the 90th patient being enrolled in the dermaPACE clinical trial and now having completed the 12 week efficacy assessment period,” stated Kevin A. Richardson, II, Chairman of the board of directors. “We anticipate having the feedback from the Data Monitoring Committee regarding the first 90 patients in September and look forward to updating shareholders at that time. We have continued to enroll patients in the dermaPACE® clinical trial for treating diabetic foot ulcers and remain focused on completing the trial as soon as possible to address this $3 billion market opportunity in the United States.”

“In addition, our technology platform includes 38 issued and pending patents, and finding additional strategic partners, such as Premier Shockwave, to help us monetize and advance new uses for our technology covered by these patents into other verticals and applications, including stem cells, is very important for us to achieve our ultimate goal, which is to maximize shareholder value,” concluded Mr. Richardson.

Second Quarter Financial Results

Revenue for the three months ended June 30, 2014 was $238,115, compared to $160,617 for the same period in 2013, an increase of $77,498, or 48%. The increase in revenue for 2014 was due to higher sales of orthoPACE devices in 2014 in Asia/Pacific, as compared to the prior year, as well as higher sales of refurbished applicators in Europe.

Research and development expenses for the three months ended June 30, 2014 were $1,013,652, compared to $624,533 for the same period in 2013, an increase of $389,119, or 62%. Research and development expenses increased in 2014 as a result of the clinical study starting the more costly enrollment phase in June 2013.

General and administrative expenses for the three months ended June 30, 2014 were $694,402, as compared to $1,157,119 for the same period in 2013, a decrease of $462,717, or 40%. The decrease in general and administrative expenses is primarily due to reduced stock-based compensation expense for 2014 due to the forfeiture of non-vested stock options by a terminated employee in 2014.

Net loss for the three months ended June 30, 2014 was $1,693,650, or ($0.03) per basic and diluted share, compared to a net loss of $818,331, or ($0.04) per basic and diluted share, for the same period in 2013, an increase in the net loss of $875,319, or 107%. The increase in the net loss was primarily a result of the one-time non-cash gain of $2,328,000 in other income in 2013 for the embedded conversion feature of the Senior Secured Notes which were converted to equity in the third quarter of 2013, offset by accrued interest expense on the Senior Secured Notes.

Six Months Ended June 30, 2014 Financial Results

Revenue for the six months ended June 30, 2014 was $383,213, compared to $361,851 for the same period in 2013, an increase of $21,362, or 6%. The increase in revenue for 2014 was due to higher sales of device applicators as compared to the prior year.

Operating expenses for the six months ended June 30, 2014 were $3,936,073, compared to $3,141,618 for the same period in 2013, an increase of $794,455, or 25%. The increase in operating expenses is primarily a result of the clinical study starting the more costly enrollment phase in June 2013.

Net loss for the six months ended June 30, 2014 was $4,257,604, or ($0.10) per basic and diluted share, compared to a net loss of $6,187,664, or ($0.29) per basic and diluted share, for the same period in 2013, a decrease in the net loss of $1,930,060, or 31%. The decrease in the net loss was primarily a result of the one-time non-cash loss of $1,409,000 in other income in 2013 for the embedded conversion feature of the Senior Secured Notes which were converted to equity in the third quarter of 2013, offset by increased expenses in 2014 for the dermaPACE clinical study.

On June 30, 2014, the Company had cash and cash equivalents of $6,153,055 compared with $182,315 as of December 31, 2013, an increase of $5,970,740. For the six months ended June 30, 2014 and 2013, net cash used by operating activities was $4,093,335 and $1,983,647, respectively, an increase of $2,109,688, or 106%. The increase was primarily due to the increased research and development expenses in 2014, as compared to 2013, of $809,279 for expenses associated with the dermaPACE clinical trial as a result of the clinical study starting the more costly enrollment phase in June 2013 and the reduction of accounts payable and accrued expenses in 2014 of $1,051,311. Net cash provided by financing activities for the six months ended June 30, 2014 and 2013 was $10,072,492 and $1,980,497, respectively, which in 2014 consisted of the net proceeds from the 2014 Private Placement of $8,562,500, the proceeds from the 18% Convertible Promissory Notes of $815,000 and the proceeds from sale of capital stock per the Subscription Agreement with a related party of $900,000 and in 2013 primarily consisted of the net proceeds from the subscriptions payable for Senior Secured Notes of $1,570,000.

Conference Call

The Company will host a conference call on Thursday, August 7, 2014, beginning at 11:00 AM ET to discuss the second quarter financial results and provide a business update.

Shareholders and other interested parties can participate in the conference call by dialing 877-407-9055 (U.S. and Canada) or 201-493-6743 (international).

A replay of the conference call will be available beginning two hours after its completion through August 14, 2014 by dialing 877-660-6853 (U.S. and Canada) or 201-612-7415 (international) and entering Conference ID 414704.

About SANUWAVE Health, Inc.

SANUWAVE Health, Inc. (www.sanuwave.com) is a shock wave technology company initially focused on the development and commercialization of patented noninvasive, biological response activating devices for the repair and regeneration of skin, musculoskeletal tissue and vascular structures. SANUWAVE’s portfolio of regenerative medicine products and product candidates activate biologic signaling and angiogenic responses, producing new vascularization and microcirculatory improvement, which helps restore the body’s normal healing processes and regeneration. SANUWAVE applies its patented PACE technology in wound healing, orthopedic/spine, plastic/cosmetic and cardiac conditions. Its lead product candidate for the global wound care market, dermaPACE®, is CE Marked throughout Europe and has device license approval for the treatment of the skin and subcutaneous soft tissue in Canada, Australia and New Zealand. In the U.S., dermaPACE is currently under the FDA’s Premarket Approval (PMA) review process for the treatment of diabetic foot ulcers. SANUWAVE researches, designs, manufactures, markets and services its products worldwide, and believes it has demonstrated that its technology is safe and effective in stimulating healing in chronic conditions of the foot (plantar fasciitis) and the elbow (lateral epicondylitis) through its U.S. Class III PMA approved OssaTron® device, as well as stimulating bone and chronic tendonitis regeneration in the musculoskeletal environment through the utilization of its OssaTron, Evotron® and orthoPACE® devices in Europe, Asia and Asia/Pacific. In addition, there are license/partnership opportunities for SANUWAVE’s shock wave technology for non-medical uses, including energy, water, food and industrial markets.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company’s product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

For additional information about the Company, visit www.sanuwave.com.

Contact:

DC Consulting, LLC

407-792-3333

investorinfo@dcconsultingllc.com

Investor Relations

RedChip Companies, Inc.

Mike Bowdoin, Vice President

800-733-2447, ext. 110

mike@redchip.com

(FINANCIAL TABLES FOLLOW)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30,	December 31,
	2014	2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,153,055	$182,315
Accounts receivable - trade, net of allowance for doubtful accounts of $43,433 in 2014 and $43,282 in 2013	59,721	139,736
Inventory	250,605	246,006
Prepaid expenses	126,364	75,020
TOTAL CURRENT ASSETS	6,589,745	643,077

PROPERTY AND EQUIPMENT, at cost, less accumulated depreciation	7,218	13,267

OTHER ASSETS	11,440	11,444

INTANGIBLE ASSETS, at cost, less accumulated amortization	766,891	920,269
TOTAL ASSETS	$7,375,294	$1,588,057

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$399,126	$935,028
Accrued expenses	348,163	863,572
Accrued employee compensation	125,380	140,102
Convertible promissory note	-	147,775
Promissory notes	-	89,038
Interest payable, related parties	80,968	163,729
Capital lease payable	1,343	3,951
TOTAL CURRENT LIABILITIES	954,980	2,343,195

NON-CURRENT LIABILITIES
Notes payable, related parties	5,372,743	5,372,743
TOTAL LIABILITIES	6,327,723	7,715,938

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
PREFERRED STOCK, SERIES A CONVERTIBLE, par value $0.001, 6,175 shares authorized; 6,175 shares issued and outstanding	6	-

PREFERRED STOCK - UNDESIGNATED, par value $0.001, 4,993,825 shares authorized; no shares issued and outstanding	-	-

COMMON STOCK, par value $0.001, 150,000,000 shares authorized; 50,706,519 and 37,984,182 issued and outstanding in 2014 and 2013, respectively	50,707	37,984

ADDITIONAL PAID-IN CAPITAL	87,462,798	76,037,490

ACCUMULATED OTHER COMPREHENSIVE INCOME	1,707	6,688

ACCUMULATED DEFICIT	(86,467,647)	(82,210,043)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	1,047,571	(6,127,881)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$7,375,294	$1,588,057

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(UNAUDITED)

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2014	2013	2014	2013

REVENUE	$238,115	$160,617	$383,213	$361,851

COST OF REVENUE	63,399	23,783	81,736	79,594

GROSS PROFIT	174,716	136,834	301,477	282,257

OPERATING EXPENSES
Research and development	1,013,652	624,533	1,778,497	969,218
General and administrative	694,402	1,157,119	1,994,713	2,009,040
Depreciation	4,770	4,991	9,485	9,982
Amortization	76,689	76,689	153,378	153,378
TOTAL OPERATING EXPENSES	1,789,513	1,863,332	3,936,073	3,141,618

OPERATING LOSS	(1,614,797)	(1,726,498)	(3,634,596)	(2,859,361)

OTHER INCOME (EXPENSE)
Gain (loss) on embedded conversion feature of Senior Secured Notes	-	2,328,000	-	(1,409,000)
Interest expense, net	(77,838)	(1,416,140)	(620,130)	(1,925,030)
Gain on sale of fixed assets	-	-	-	7,500
Loss on foreign currency exchange	(1,015)	(3,693)	(2,878)	(1,773)
TOTAL OTHER INCOME (EXPENSE)	(78,853)	908,167	(623,008)	(3,328,303)

LOSS BEFORE INCOME TAXES	(1,693,650)	(818,331)	(4,257,604)	(6,187,664)

INCOME TAX EXPENSE	-	-	-	-

NET LOSS	(1,693,650)	(818,331)	(4,257,604)	(6,187,664)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustments	(3,549)	2,950	(4,981)	(3,975)
TOTAL COMPREHENSIVE LOSS	$(1,697,199)	$(815,381)	$(4,262,585)	$(6,191,639)

LOSS PER SHARE:
Net loss - basic and diluted	$(0.03)	$(0.04)	$(0.10)	$(0.29)

Weighted average shares outstanding - basic and diluted	48,423,293	21,757,310	44,035,108	21,517,719

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended	Six Months Ended
	June 30,	June 30,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(4,257,604)	$(6,187,664)
Adjustments to reconcile net loss to net cash used by operating activities
Amortization	153,378	153,378
Depreciation	9,485	9,982
Change in allowance for doubtful accounts	151	1,730
Stock-based compensation - employees, directors and advisors	57,755	507,395
Stock issued for consulting services	743,150	343,880
Accrued interest on 18% Convertible Promissory Notes	7,168	-
Accretion of interest on warrants issued concurrent with a convertible promissory note	339,864	-
Loss on embedded conversion feature of Senior Secured Notes	-	1,409,000
Accretion of interest and accrued interest on Senior Secured Notes	-	1,757,330
Gain on sale of property and equipment	-	(7,500)
Changes in assets - (increase)/decrease
Accounts receivable - trade	79,864	9,395
Inventory	(4,599)	37,511
Prepaid expenses	(51,344)	18,896
Other	4	110
Changes in liabilities - increase/(decrease)
Accounts payable	(535,902)	104,603
Accrued expenses	(515,409)	(12,800)
Accrued employee compensation	(14,722)	(133,685)
Promissory notes - accrued interest	(21,813)	5,688
Interest payable, related parties	(82,761)	(896)
NET CASH USED BY OPERATING ACTIVITIES	(4,093,335)	(1,983,647)

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of property and equipment	-	7,500
Purchase of property and equipment	(3,436)	-
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(3,436)	7,500

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from 2014 Private Placement, net	8,562,500	-
Proceeds from sale of capital stock - subscription agreement	900,000	75,000
Proceeds from 18% Convertible Promissory Notes	815,000	-
Proceeds from convertible promissory notes, net	325,000	-
Proceeds from employee stock option exercise	12,600	37,917
Proceeds from subscriptions payable for Senior Secured Notes	-	1,570,000
Proceeds from promissory notes	-	300,000
Payments of principal on convertible promissory notes	(450,000)	-
Payments of principal on promissory notes	(90,000)	-
Payments of principal on capital lease	(2,608)	(2,420)
NET CASH PROVIDED BY FINANCING ACTIVITIES	10,072,492	1,980,497

EFFECT OF EXCHANGE RATES ON CASH	(4,981)	(3,975)

NET INCREASE IN CASH AND CASH EQUIVALENTS	5,970,740	375

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	182,315	70,325
CASH AND CASH EQUIVALENTS, END OF PERIOD	$6,153,055	$70,700

SUPPLEMENTAL INFORMATION
Cash paid for interest, related parties	$244,836	$161,936

*****